                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                    FORM 8-K/A

                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report : April 4, 2012

WFRBS Commercial Mortgage Trust 2012-C6
(Exact name of issuing entity as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of depositor as specified in its charter)

Wells Fargo Bank, N.A.
C-III Commercial Mortgage LLC
The Royal Bank of Scotland
Basis Real Estate Capital II, LLC
Liberty Island Group I LLC
(Exact name of sponsor(s) as specified in its charter)

New York                       333-172366-02              38-3867659
(State or other                (Commission                38-3867660
jurisdiction                   File Number)               38-3867661
of Incorporation)                                      (IRS Employer
                                                 Identification No.)

301 South College Street
Charlotte, North Carolina                           28228-0166
(Address of principal executive offices)            (Zip Code)

Telephone number, including area code:  (704) 383-2556

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act(17 CFR 240.13e-4(c))

Explanatory Note:

On April 4, 2012, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2012-C6, Commercial Mortgage Pass Through Certificates, Series 2012-C6 (the “Certificates”) were issued pursuant to a pooling and servicing agreement dated as of April 1, 2012 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

Prudential Asset Resources, Inc. will act as primary servicer with respect to seven (7) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement attached hereto as Exhibit 99.7 and dated April 1, 2012, between Wells Fargo Bank, National Association, as Master Servicer, and Prudential Asset Resources, Inc., as Primary Servicer.

This Form 8-K/A amends and supplements the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of June 22, 2012, with respect to WFRBS Commercial Mortgage Trust 2012-C6.  The purpose of this amendment is to file as an additional Exhibit 99.7 the Primary Servicing Agreement, dated as of April 1, 2012, between Wells Fargo Bank, National Association, as Master Servicer, and Prudential Asset Resources, Inc., as Primary Servicer. This Form 8-K/A supplements but does not replace the information in Item 9.01 of the original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

(99.7) Primary Servicing Agreement, dated as of April 1, 2012, between Wells Fargo Bank, National Association, as Master Servicer, and Prudential Asset Resources, Inc., as Primary Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony Sfarra
Anthony Sfarra, Director

Date: August 29, 2014

Exhibit Index

Exhibit No.

(99.7) Primary Servicing Agreement, dated as of April 1, 2012, between Wells Fargo Bank, National Association, as Master Servicer, and Prudential Asset Resources, Inc., as Primary Servicer.